Summary Prospectus	February 27, 2017 (As revised November 1, 2017)
AMG Managers Lake Partners LASSO Alternatives Fund
(formerly ASTON/Lake Partners LASSO Alternatives Fund)

Class N: ALSNX	Class I: ALSOX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated February 27, 2017, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund seeks to provide long-term total return with reduced correlation to the conventional stock and bond markets.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management Fee[1]	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.30%	0.30%
Acquired Fund Fees and Expenses
Dividend and Interest Expense on Short Sales[2]	0.42%	0.42%
Other Acquired Fund Fees and Expenses	1.32%	1.32%
Total Acquired Fund Fees and Expenses	1.74%	1.74%
Total Annual Fund Operating Expenses	3.19%	2.94%
Fee Waiver and Expense Reimbursements[3]	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[3]	3.14%	2.89%
[1]	Expense information has been restated to reflect current fees.
[2]	Estimated dividend and interest expense on short sales in underlying funds that engage in short selling, based on publicly available information.
[3]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2019, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.09% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time such amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover from the Fund such fees waived and expenses paid, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2019. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$317	$977	$1,663	$3,489
Class I	$292	$903	$1,542	$3,257
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio) except that it generally does not incur transaction costs when it buys mutual fund shares. Underlying funds will also incur these costs. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
The Fund is structured as a fund-of-funds. Under normal circumstances, the Fund pursues its investment objective by investing primarily in a managed portfolio of other open-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that use alternative or hedging strategies (“Alternative Mutual Funds”). The Fund may also invest in other investment companies, including closed-end funds and exchange-traded funds (“ETFs”), as well as exchange-traded notes (“ETNs”), which provide exposure to hedging or alternative investment strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in Alternative Mutual Funds and other investments with exposure to hedging or alternative investment strategies. The Fund’s strategy is implemented by the subadviser using its proprietary LASSO® Long and Short Strategic Opportunities® strategy. The subadviser allocates the Fund’s assets across a diversified mix of alternative investment strategies, accessing these primarily

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AMG Managers Lake Partners LASSO Alternatives Fund SUMMARY PROSPECTUS

through Alternative Mutual Funds, with the goal of producing long-term total returns with less volatility than the overall stock market and reduced correlation to conventional asset classes, across a variety of market climates.
Hedging strategies used by underlying funds include the use of short selling, options, futures, derivatives or similar instruments. Alternative investment strategies include: long/short equity; long/short credit and fixed income; market neutral and arbitrage strategies; global macro strategies; commodities or commodity-linked investments; currencies; leverage; derivatives for hedging and return purposes; illiquid, private placement or distressed securities; and other investments and investment techniques that are expected to have reduced correlation with major market indices. The Fund generally seeks to maintain, through its fund-of-funds structure, net equity exposure ranging from 20% to 50% of assets.
The subadviser employs a top down and bottom up approach to underlying fund selection. Top down analysis includes an assessment of economic trends and market opportunities and an evaluation of strategy dynamics and risks. The bottom up portion of the investment process involves both qualitative and quantitative analysis. In selecting underlying funds, the subadviser considers certain criteria, including consistency of performance, on both an absolute and relative basis; changes in volatility and correlations over time; the investment style of an underlying fund including investment process and portfolio characteristics; and the character of underlying fund management and personnel as well as transparency with investors and sound organizational structure. To manage risk, the subadviser monitors volatility and net equity exposure, maintains a diversified portfolio, utilizes a dynamic and flexible allocation process across changing investment environments, and applies judgment to a structured sell discipline.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund (either directly or through the Fund’s investments in one or more underlying funds). The risks are described in alphabetical order and not in the order of importance or potential exposure.
Aggressive Investment Technique Risk— investing in underlying funds that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts; options on futures contracts, securities and indices; forward contracts; short sales; swap agreements and similar instruments, exposes the Fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings.
CFTC Regulation Risk— the Fund is limited in its ability to invest in underlying funds that invest in commodity or commodity-linked instruments as long as the Investment
Manager continues to claim an exclusion from registration as a “commodity pool operator” with respect to the Fund.
Commodity Risk— investing in underlying funds that invest long or short in commodities markets and commodity-linked instruments, such as ETNs, may subject the Fund to greater volatility than investments in traditional securities. Commodities include energy, precious and industrial metals, agricultural products, livestock and minerals. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code. The Fund’s investments in commodities or commodity-related investments can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Defaulted and Distressed Securities Risk—investments in defaulted or distressed corporate securities involve the risk of the uncertainty of repayment on defaulted securities (e.g., a security on which a principal or interest payment is not made when due) or on obligations of distressed issuers (some of whom may be insolvent or in bankruptcy or insolvency proceedings).
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly

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AMG Managers Lake Partners LASSO Alternatives Fund SUMMARY PROSPECTUS

changing structure of derivatives markets may increase the possibility of market losses.
Exchange-Traded Note Risk—the value of an ETN may be influenced by fluctuations in the values of the underlying assets or instruments, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying markets, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund bears any fees and expenses associated with investment in ETNs. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity, and it may be difficult for the Fund to sell its ETN holdings.
Fixed Income Risk—investing in underlying funds that invest long or short in fixed income securities subjects the Fund to additional risks, which include credit risk, interest rate risk, maturity risk, investment grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Fund-of-Funds Structure Risk— your cost of investing in the Fund will be higher than the cost of investing directly in the underlying funds because you will bear your proportionate share of both the Fund’s expenses and the expenses of the underlying funds. In addition, costs may be higher than mutual funds that invest directly in stocks and bonds. The Fund’s investments in other investment companies treated as regulated investment companies, partnerships, trusts or other pass-through structures for U.S. federal income tax purposes, including certain ETFs, can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify.
Hedging Risk—there is no guarantee that hedging strategies will be successful. For example, changes in the value of a hedging transaction may not completely offset changes in the value of the assets and liabilities being hedged. Hedging transactions involve costs and may result in losses.
Investment Company Risk— the Fund may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. The market value returns of closed-end funds and ETFs may lag their returns at net asset value. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.
Leveraged ETF Risk— leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivatives strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Non-Diversified Fund Risk—an underlying fund that is non-diversified may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.
Short Sales Risk—a short sale of a security involves the theoretical risk of unlimited loss because of potential unlimited increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index.  As always, past performance of the Fund (before and after taxes) in not an indication of how the Fund will perform in the future.  To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.

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AMG Managers Lake Partners LASSO Alternatives Fund SUMMARY PROSPECTUS

Calendar Year Total Returns as of 12/31/16 (Class I)
Best Quarter: 5.38% (3rd Quarter 2010)
Worst Quarter: -7.25% (3rd Quarter 2011)
Average Annual Total Returns as of 12/31/16
AMG Managers Lake Partners LASSO Alternatives Fund	1 Year	5 Years	Since Inception
Class I Return Before Taxes
	2.27%	3.24%	4.85% [1]
Class I Return After Taxes on Distributions
	2.18%	2.54%	4.22% [1]
Class I Return After Taxes on Distributions and Sale of Fund Shares
	1.37%	2.47%	3.74% [1]
Class N Return Before Taxes
	2.02%	2.99%	2.98% [2]
HFRX Equity Hedge Index (reflects no deduction for fees, expenses, or taxes)
	0.10%	2.92%	1.64% [1]
HFRX Equity Hedge Index (reflects no deduction for fees, expenses, or taxes)
	0.10%	2.92%	0.27% [2]
[1]	Class I and Index performance shown reflects performance since the inception date of the Fund’s Class I on April 1, 2009.
[2]	Class N and Index performance shown reflects performance since the inception date of the Fund’s Class N on March 3, 2010.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only, and after-tax returns for Class N shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Lake Partners, Inc. ("Lake Partners")
Portfolio Managers
Frederick C. Lake
Co-Chairman and Treasurer at Lake Partners; Portfolio Manager of the Fund since 04/09.
Ronald A. Lake
Co-Chairman and President at Lake Partners; Portfolio Manager of the Fund since 04/09.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Education Savings Accounts (ESAs): $1,000
Custodial Accounts for Minors (UGMA/UTMA): $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Additional Investment Minimum
Class N and Class I (all accounts):  $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.

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AMG Managers Lake Partners LASSO Alternatives Fund SUMMARY PROSPECTUS

Ask your salesperson or visit your financial intermediary’s website for more information.

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